Exhibit 99.2

AngioDynamics Contacts:
AngioDynamics, Inc.	Lippert/Heilshorn & Associates, Inc.
Joe Gerardi, Chief Financial Officer	Kim Sutton Golodetz (kgolodetz@lhai.com)
(800) 772-6446 x115	(212) 838-3777
www.angiodynamics.com	Bruce Voss (bvoss@lhai.com)
(310) 691-7100

RITA Medical Contacts:
RITA Medical Systems, Inc.	EVC Group
Michael Angel, Chief Financial Officer	Investors:	Doug Sherk/Jenifer Kirtland
(510) 771-0402		(415) 896-6820
mangel@ritamed.com	Media:	Steve DiMattia
(917) 620-0590

ANGIODYNAMICS AND RITA MEDICAL SYSTEMS ANNOUNCE EXPIRATION OF HART-SCOTT-RODINO WAITING PERIOD FOR RITA MEDICAL SYSTEMS ACQUISITION

QUEENSBURY, N.Y. and FREMONT, CA (January 12, 2007) - AngioDynamics, Inc. (NASDAQ: ANGO) and RITA Medical Systems, Inc. (NASDAQ: RITA) announced today that the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with AngioDynamics’ proposed acquisition of RITA has expired.

The expiration of the Hart-Scott-Rodino waiting period satisfies one of the conditions to AngioDynamics’ acquisition of RITA. Consummation of the merger, which is expected to occur on or about January 29, 2007, remains subject to other customary closing conditions, including, without limitation, the approval of the adoption of the merger agreement by holders of RITA's common stock, and the approval of the issuance of AngioDynamics common stock pursuant to the merger agreement by holders of AngioDynamics common stock. The stockholder meetings of AngioDynamics and RITA are scheduled for 9:00 a.m. PST on January 29, 2007 in Fremont, California.

About AngioDynamics
AngioDynamics, Inc. is a leading provider of innovative medical devices used by interventional radiologists, vascular surgeons and other physicians for the minimally invasive diagnosis and treatment of peripheral vascular disease. AngioDynamics designs, develops, manufactures and markets a broad line of therapeutic and diagnostic devices that enable interventional physicians, such as interventional radiologists, vascular surgeons and others, to treat peripheral vascular diseases and other non-coronary diseases. The company's diverse product line includes angiographic products and accessories, dialysis products, vascular access products, PTA products, drainage products, thrombolytic products and venous products. More information is available at www.angiodynamics.com.

About RITA Medical Systems
RITA Medical Systems develops, manufactures and markets innovative products that provide local oncology therapy options for cancer patients including radiofrequency ablation (RFA) systems and embolization products for treating cancerous tumors, as well as percutaneous vascular and spinal access systems for systemic treatments. The company's oncology product lines include implantable ports, some of which feature its proprietary Vortex® technology; tunneled central venous catheters; and safety infusion sets and peripherally inserted central catheters used primarily in cancer treatment protocols. The company's complete line of radiofrequency products also includes the Habib 4X resection device and will include the new Laparoscopic Habib 4X resection device, both of which are designed to coagulate highly vascularized tissue to facilitate a fast dissection in order to minimize blood loss and blood transfusion during surgery. The proprietary RITA RFA system uses radiofrequency energy to heat tissue to a sufficiently high temperature to ablate it or cause cell death. In March 2000, RITA became the first RFA company to receive specific FDA clearance for unresectable liver lesions in addition to its previous general FDA clearance for the ablation of soft tissue. In October 2002, RITA became the first company to receive specific FDA clearance for the palliation of pain associated with metastatic lesions involving bone. The company also distributes LC Bead embolic microspheres in the United States. The LC Bead microspheres are injected into selected vessels to block the blood flow feeding a tumor, causing it to shrink over time, and are often used in combination with RFA. The RITA Medical Systems website is at www.ritamedical.com.

Forward-Looking Statements
This release includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “predict,” "project," “might,” “expect,” “believe,” “anticipate,” "plan," “intend,” "potential," “could,” “would,” "should," “estimate,” "seek," “continue,” “pursue,” or "our future success depends," or the negative or other variations thereof or comparable terminology. In particular, they include statements relating to, among other things, future actions, strategies, future performance, future financial results of AngioDynamics and RITA and AngioDynamics' anticipated acquisition of RITA. These forward-looking statements are based on current expectations and projections about future events.

Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance or results of AngioDynamics and RITA may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors as well as other factors described from time to time in our reports filed with the Securities and Exchange Commission, including AngioDynamics' Form 10-K for the fiscal year ended June 3, 2006 (the "Angio 2006 10-K") and Form 10-Q for the quarter ended December 2, 2006 and RITA’s Form 10-K for the year ended December 31, 2005 and Form 10-Q for the quarter ended September 30, 2006: financial community and rating agency perceptions of AngioDynamics and RITA; the effects of economic, credit and capital market conditions on the economy in general, and on medical device companies in particular; the ability to timely and cost-effectively integrate RITA into AngioDynamics' operations; domestic and foreign health care reforms and governmental laws and regulations; third-party relations and approvals, technological advances and patents attained by competitors; and challenges inherent in new product development, including obtaining regulatory approvals.

Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. AngioDynamics and RITA disclaim any obligation to update the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date stated, or if no date is stated, as of the date of this press release.

Additional Information about the Acquisition and Where to Find It
In connection with AngioDynamics' proposed acquisition of RITA (the “Acquisition”), RITA and AngioDynamics have filed relevant materials with the Securities and Exchange Commission (“SEC”), including a registration statement on Form S-4 that contains a prospectus and a joint proxy statement. INVESTORS AND SECURITY HOLDERS OF ANGIODYNAMICS AND RITA ARE URGED TO READ THE MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ANGIODYNAMICS, RITA AND THE ACQUISITION. The proxy statement, prospectus and other relevant materials, and any other documents filed by AngioDynamics or RITA with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by AngioDynamics or RITA by directing a written request to: AngioDynamics, Inc., 603 Queensbury Avenue, Queensbury, New York 12804, Attention: Chief Financial Officer or RITA Medical Systems, Inc., 46421 Landing Parkway, Fremont, California 94538, Attention: Corporate Secretary. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials before making any voting or investment decision with respect to the Acquisition.

AngioDynamics, RITA and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of RITA and AngioDynamics in connection with the Acquisition. Information about those executive officers and directors of AngioDynamics and their ownership of AngioDynamics common stock is set forth in the Angio 2006 10-K, and the proxy statement for AngioDynamics' 2006 Annual Meeting of Stockholders, which was filed with the SEC on September 22, 2006. Information about the executive officers and directors of RITA and their ownership of RITA common stock is set forth in the proxy statement for RITA's 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2006. Investors and security holders may obtain additional information regarding the direct and indirect interests of AngioDynamics, RITA and their respective executive officers and directors in the Acquisition by reading the proxy statement and prospectus regarding the Acquisition.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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